                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12


                                   MED DESIGN
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                                   THE
                            [LOGO] MED"DESIGN
                                   CORPORATION




                               2810 Bunsen Avenue
                            Ventura, California 93003

                          -----------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 26, 2002
                          -----------------------------


To our Stockholders:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of The Med-Design Corporation (the "Company") will be held at The Union League, Broad and Sansom Streets, Philadelphia, Pennsylvania, on Friday, July 26, 2002, at 1:00 p.m. local time, for the following purposes:

     1.   To elect three members of the Board of Directors.

     2. To vote upon a proposal to amend the Company's 2001 Equity Compensation Plan.

     3. To vote upon a proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for 2002.

     4. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         Only stockholders of record at the close of business on May 28, 2002, the record date, are entitled to notice of, and to vote at, the meeting or any adjournments thereof.

                                 By Order of the Board of Directors


                                 Joseph N. Bongiovanni, III
                                 Vice President and Secretary

June 20, 2002

         YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY.

                                   THE
                           [LOGO]  MEDODESIGN
                                   CORPORATION



                               2810 Bunsen Avenue
                            Ventura, California 93003

                             ----------------------

                                 PROXY STATEMENT
                             ----------------------

         This Proxy Statement is being furnished to the stockholders of The Med-Design Corporation, a Delaware corporation (the "Company"), in connection with the 2002 Annual Meeting of Stockholders of the Company to be held on July 26, 2002 and any adjournment or adjournments thereof (the "Annual Meeting"). The Annual Meeting will be held at The Union League, Broad and Sansom Streets, Philadelphia, Pennsylvania at 1:00 p.m. local time. This Proxy Statement and the enclosed Proxy are being mailed to stockholders on or about June 20, 2002.

         Execution and return of the enclosed Proxy are being solicited by and on behalf of the Board of Directors of the Company (the "Board"). The costs incidental to the solicitation and obtaining of proxies, including the cost of reimbursing banks and brokers for forwarding proxy materials to their principals, will be borne by the Company. Proxies may be solicited, without extra compensation, by officers and employees of the Company by mail, telephone, telefax, personal contact and other methods of communication. The Company may employ an outside firm to assist in the solicitation of proxies and the cost, if any, for such services will be paid by the Company.

                          VOTING AT THE ANNUAL MEETING

Record Date; Proxies; Vote Required

         Only stockholders of record at the close of business on May 28, 2002 (the "Record Date") are entitled to vote at the Annual Meeting or any adjournment or adjournments thereof. As of the Record Date, the Company had outstanding 12,349,646 shares of common stock, $.01 par value per share (the "Common Stock"). The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the Annual Meeting will constitute a quorum for the transaction of business. Each stockholder is entitled to one vote for each share of Common Stock owned of record by such stockholder on the Record Date with respect to each matter to be voted on at the Annual Meeting.

         All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting and not revoked will be voted as instructed on those proxies. If no instructions are indicated, the shares will be voted FOR the election of the nominees named herein and FOR each other proposal described in the attached Notice of Annual Meeting of Stockholders. A stockholder may revoke his or her proxy at any time before it is exercised by written notice to the Secretary of the Company, by delivery of a later dated signed proxy or by voting in person at the Annual Meeting.

         Election as a director requires a plurality of the votes present in person or represented by proxy at the Annual Meeting. Each other proposal described in the attached Notice of Annual Meeting of Stockholders requires the affirmative vote of a majority of the votes present in person or represented by proxy at the Annual Meeting.

         For the purpose of determining the vote required for approval of matters to be voted on at the Annual Meeting, abstentions and broker non-votes will be counted as shares that are present for purposes of determining a quorum. With regard to the election of directors, votes may be cast in favor of a nominee or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions may be specified on proposals other than the election of directors and will have the effect of a negative vote. With regard to proposals other than the election of directors, broker non-votes will have no effect on the outcome of such proposals. "Broker non-votes" occur when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received instructions from the beneficial owner.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth as of April 10, 2002 certain information with respect to the beneficial ownership of Common Stock (i) by each person known to us to own beneficially five percent or more of the Company's outstanding Common Stock (the only voting class outstanding), (ii) by each director, (iii) by each of the Named Executive Officers and (iv) by all officers and directors as a group.


                                                                   Number of Shares           Percent of Class
                      Name and Address                          Beneficially Owned (1)       Beneficially Owned
                      -----------------                         ----------------------       ------------------

James M. Donegan.........................................            1,398,232(2)                  11.23%

Joseph N. Bongiovanni, III...............................              204,000(3)                   1.63%

Gilbert M. White.........................................              157,634(4)                   1.28%

John F. Kelley...........................................              596,417(5)                   4.64%

Pasquale L. Vallone......................................              140,026(6)                   1.13%

Vincent J. Papa..........................................               44,000(7)                     *

Richard Bergman..........................................               31,841(8)                     *

Ralph Balzano............................................                5,333(9)                     *

John Branton.............................................                9,841(10)                    *

James E. Schleif.........................................                2,841(11)                    *

Michael W. Simpson.......................................               62,216(12)                    *

Lawrence D. Ellis........................................               24,200(13)                    *

SAFECO Corporation.......................................            1,200,000(14)                  9.72%

RS Investment Management Co. LLC.........................            1,025,750(15)                  8.31%

AIM Management Group Inc.................................              880,300(16)                  7.13%

Hathaway & Associates Ltd................................              770,000(17)                  6.23%

Dresdner RCM Global Investors LLC........................              682,200(18)                  5.52%

All Directors and Officers as a Group (12 persons).......            2,676,581(19)                 21.54%

--------------------
*Less than one percent (1%)

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options, warrants and convertible notes currently exercisable or convertible, or exercisable or convertible within 60 days of April 10, 2002, are deemed outstanding for computing the percentage ownership of the person holding such securities but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the person named in the table has sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2) Includes 1,600 shares of Common Stock held by Mr. Donegan as custodian for his son and an option to purchase 100,600 shares of Common Stock. Mr. Donegan's address is 2810 Bunsen Avenue, Ventura, California 93003.

(3) Includes options to purchase 129,000 shares of Common Stock and warrants to purchase 75,000 shares of Common Stock.

(4)      Includes 1,400 shares of Common Stock held by Mr. White's spouse.

(5) Includes options to purchase 54,667 shares of Common Stock and warrants to purchase 450,000 shares of Common Stock.

(6)      Includes options to purchase 16,000 shares of Common Stock.

(7)      Includes options to purchase 44,000 shares of Common Stock.

(8)      Includes options to purchase 1,841 shares of Common Stock.

(9)      Includes options to purchase 5,333 share of Common Stock.

(10)     Includes options to purchase 1,841 shares of Common Stock.

(11)     Includes options to purchase 1,841 shares of Common Stock.

(12)     Includes options to purchase 33,000 shares of Common Stock.

(13)     Includes options to purchase 24,200 shares of Common Stock.

(14) Based on a Schedule 13G filed with the Securities and Exchange Commission on April 10, 2002 by SAFECO Corporation ("SAFECO") with respect to beneficial ownership of 1,200,000 shares. SAFECO shares voting and dispositive power as to 780,000 of these shares with SAFECO Common Stock Trust and as to all 1,200,000 shares with SAFECO Asset Management Company. The principal business address of SAFECO is SAFECO Plaza, Seattle, Washington, 98185.

(15) Based on a Schedule 13G filed with the Securities and Exchange Commission on February 15, 2002 by RS Investment Management Co. LLC ("RS") with respect to beneficial ownership of 1,025,750 shares. RS shares voting and dispositive power as to 843,650 of these shares with RS Investment Management, Inc. and as to 810,300 shares with RS Emerging Growth Fund. The principal business address of RS is 388 Market Street, Suite 17, San Francisco, California, 94111-5312.

(16) Based on a Schedule 13G filed with the Securities and Exchange Commission on February 6, 2002 by AIM Management Group Inc. ("AIM") with respect to beneficial ownership of 880,300 shares over which AIM has sole voting and dispositive power. The principal business address of AIM is 11 Greenway Plaza, Suite 100, Houston, Texas, 77046.

(17) Based on a Schedule 13G/A filed with the Securities and Exchange Commission on January 24, 2002 by Hathaway & Associates, Ltd ("Hathaway") with respect to beneficial ownership of 770,000 shares over which Hathaway has sole voting and dispositive power. The principal business address of Hathaway is 119 Rowayton Avenue, Rowayton, Connecticut, 06853.

(18) Based on a Schedule 13G filed jointly with the Securities and Exchange Commission on February 1, 2002 by Dresdner RCM Global Investors LLC ("RCM"), Dresdner RCM Global Investor US Holdings LLC ("DRCM") and Dresdner Bank AG ("Dresdner") with respect to beneficial ownership of 682,200 shares. RCM, DRCM and Dresdner have shared voting and dispositive power with respect to all of the shares. The principal business address of RCM and DRCM is Four Embarcadero Center, San Francisco, California, 94111. The principal business address of Dresdner is Jurgen-Ponto-Platz 1, 60301 Frankfurt, Germany.

(19)     Includes options and warrants to purchase 953,323 shares of Common
         Stock.

                            I. ELECTION OF DIRECTORS

         Under the Company's Certificate of Incorporation, the Board consists of three classes. Members of the class whose term expires at the meeting will be elected to serve until the 2005 annual meeting of stockholders and until their successors have been elected and qualified.

         The Board has nominated Ralph Balzano, D. Walter Cohen and Paul D. Castignani for election as directors to serve until the 2005 Annual Meeting. Mr. Balzano is currently a director of the Company. Each nominee has expressed his willingness to serve as a director if elected, and the Company knows of no reason why any nominee would be unable to serve. If a nominee is unable to serve as a director, the proxies may be voted for one or more substitute nominees to be designated by the Board, or the Board may decide to reduce the number of directors.

         Set forth below is certain information with respect to each nominee for director as well as the directors whose terms continue after the Annual Meeting.

Nominees for Terms Continuing Through the 2005 Annual Meeting

         Ralph Balzano, 65, has served as a director of the Company since January 2001. Mr. Balzano has served as Chief Information Officer for the Department of Information Technology & Telecommunications for the City of New York since 1994. From 1971 to 1994, Mr. Balzano was the Chief Executive Officer of LCS Associates in New York.

         D. Walter Cohen, D.D.S., 75, is a Professor of Periodontics at the Medical College of Pennsylvania, where he has instructed since 1973. He is also a former professor and dean of the School of Dental Medicine at the University of Pennsylvania. Dr. Cohen has authored or co-authored numerous books and articles on various medical topics. He is a member of the Institute of Medicine of the National Academy of Sciences.

         Paul D. Castignani, 56, is a Senior Vice President and Chief Financial Officer of Eagle National Bank, where he has served in various capacities since 1987.

         The Board of Directors recommends a vote FOR each nominee.

                         DIRECTORS CONTINUING IN OFFICE

Directors with Terms Continuing Through the 2003 Annual Meeting

         Joseph N. Bongiovanni, III, 57, has served as a director of the Company and a Vice President and Secretary of the Company since 1994. Since 1978, Mr. Bongiovanni has been the senior partner of the law firm Bongiovanni & Berger.

         John Branton, 51, has served as a director of the Company since April 2001. Mr. Branton is the President and Co-Founder of Safe Harbor Financial, Inc., a fixed and variable annuity wholesaling organization he co-founded in 1986. From 1980 to 1986, Mr. Branton was a Vice President with INA Life Insurance Company.

         Pasquale L. Vallone, 74, has served as a director of the Company since 1998. Mr. Vallone is a consultant for U.S. Aviation Underwriters, Inc. Mr. Vallone served in the underwriting and technical areas at U.S. Aviation Underwriters for fifty years until his retirement as a Senior Vice President in June 1997.

         Gilbert M. White, 64, has served as a director of the Company since 1994 and served as an Executive Vice President of the Company from 1995 until January 1998. Prior to joining Med-Design in 1995, Mr. White was Senior Vice President of Rollins Hudig Hall, a multinational insurance firm, where he designed, marketed and serviced complex insurance programs for large national and international clients since 1984.

Directors with Terms Continuing Through the 2004 Annual Meeting

         James M. Donegan, 51, has served as the Chairman of the Board of Directors, Chief Executive Officer and President of the Company since 1994. From 1991 to 1995, Mr. Donegan held various positions at Chase Manhattan Bank, including marketing executive for the Structured Investment Division and most recently as Managing Director of Chase Futures Management, Inc.

         Vincent J. Papa, 52, has served as a director of the Company since 1998. Mr. Papa has served as Secretary and General Counsel of Energy Merchants LLC since 1999. From 1995 to 1999, Mr. Papa was a Managing Director and General Counsel for P.M.G. Capital Corp., a wholly owned affiliate of the Pennsylvania Merchant Group.

         James E. Schleif, 60, has served as a director of the Company since April 2001. Mr. Schleif has been a healthcare industry consultant specializing in financial management and managed care since May 2000. From 1978 to May 2000, Mr. Schleif served as the Chief Financial Officer of Mercy Health System. Mr. Schleif is the brother-in-law of Mr. Bongiovanni.

         Michael W. Simpson, 44, has served as a director of the Company since November 1999 and currently serves as the Company's Chief Strategy Officer and Executive Vice President. From November 1999 until June 2002, Mr. Simpson served as the Company's Chief Operating Officer. From 1997 to October 1999, Mr. Simpson served in a number of capacities at Becton, Dickinson and Company, most recently as Worldwide Director of Advance Protection Infusion Therapy Systems. Prior to 1997, Mr. Simpson was International Product Director for Advanced Research and Development at Johnson & Johnson for over five years.

                       II. PROPOSAL TO AMEND THE COMPANY'S
                          2001 EQUITY COMPENSATION PLAN

         On April 26, 2002, the Board adopted, subject to stockholder approval at the Annual Meeting, amendments to the Company's 2001 Equity Compensation Plan (the "2001 Plan") that would (i) increase the total number of shares of Common Stock authorized for issuance under the 2001 Plan from 1,200,000 shares to 1,690,000 shares, an increase of 490,000 shares and (ii) provide that the maximum aggregate number of shares of Common Stock that may be issued under the 2001 Plan to an employee recently hired for the position of senior vice president or higher ("Newly Hired Executive") in the calendar year in which he is hired is 300,000 shares. The Board has directed that the proposals to increase the number of shares of Common Stock authorized for issuance under the 2001 Plan, and to set a separate limit on the maximum number of shares that may be granted to a Newly Hired Executive under the 2001 Plan in the calendar year during which he was hired be submitted to the stockholders at the Annual Meeting for their approval.

         There are currently 201,960 shares available for issuance under the 2001 Plan. The Board has concluded that the Company's ability to attract, retain and motivate top quality officers and other employees is material to the Company's success and would be enhanced by the Company's continued ability to provide equity compensation. In addition, the Board believes that the interests of the Company and its stockholders will be advanced if the Company can continue to offer its employees, consultants, and non-employee directors equity compensation that provides incentives for the enhancement of stockholder value.

         The Board has decided to include in the 2001 Plan a higher maximum on the number of shares that may be granted under the 2001 Plan to any Newly Hired Executive in the calendar year during which he is hired to accommodate certain stock option grants made to David Dowsett. These grants were made to incentivize Mr. Dowsett to accept employment with the Company. However, the Board decided that it was in the Company's best interest to subject the exercisability of the shares underlying one option to performance goals. That option becomes exercisable on the seventh anniversary of the date of grant (May 15, 2009), but the exercisability is accelerated if certain performance goals are met. The following table sets forth the number of shares that have been allocated to each of the following individuals under the proposal being acted upon at the Annual
Meeting:

                                NEW PLAN BENEFITS

--------------------------------------------------------------------------------
                           2001 EQUITY INCENTIVE PLAN
--------------------------------------------------------------------------------
                                                            Number of Shares
                                                           Underlying Options
----------------------------------------------------- --------------------------
James M. Donegan                                                   -
----------------------------------------------------- --------------------------
Michael W. Simpson                                                 -
----------------------------------------------------- --------------------------
Lawrence D. Ellis                                                  -
----------------------------------------------------- --------------------------
Joseph N. Bongiovanni, III                                         -
----------------------------------------------------- --------------------------
Executive Group                                                112,500*
----------------------------------------------------- --------------------------
Non-Executive Director Group                                       -
----------------------------------------------------- --------------------------
Non-Executive Officer Employee Group                               -
----------------------------------------------------- --------------------------

         * Constitutes options to purchase 112,500 shares granted, subject to stockholder approval of the proposed amendment to the 2001 Equity Incentive Plan at an exercise price per share equal to the closing price reported on the Nasdaq National Market on the date of the Annual Meeting. The options will vest on the seventh anniversary of the date of grant, subject to acceleration of vesting of 37,500 shares if certain milestones are achieved by the Company in each of 2003, 2004 and 2005.

         The material terms of the 2001 Plan are summarized below. This summary of the 2001 Plan is not intended to be a complete description of the 2001 Plan and is qualified in its entirety by the actual text of the 2001 Plan which is attached to this Proxy Statement as Exhibit A.

Summary of the 2001 Equity Compensation Plan

         Administration. The 2001 Plan is administered by the Company's Compensation Committee. The Compensation Committee has the authority to (i) determine the individuals to whom grants will be made under the 2001 Plan, (ii) determine the type, size and terms of each grant, (iii) determine the time when grants will be made and the duration of any applicable exercise or restriction period, (iv) amend the terms of any previously issued grant and (v) deal with any other matters arising under the 2001 Plan. In addition, the Compensation Committee has the authority to interpret and administer the 2001 Plan and to adopt or amend rules, regulations, agreements and instruments regarding the 2001 Plan as it deems appropriate.

         Shares. If the proposed amendments to the 2001 Plan are approved by the stockholders, the maximum number of shares of Common Stock available for grants under the 2001 Plan will be 1,690,000 shares, the maximum number of shares of Common Stock that may be granted to any individual during any calendar year, other than any Newly Hired Executive, will be 200,000 shares and the maximum number of shares of Common Stock that may be granted to any Newly Hired Executive during the calendar year in which he is hired will be 300,000. The maximum share limits will be adjusted in the event of a stock dividend, stock split, combination or other corporate change. If any grant expires, is forfeited or cancelled or otherwise terminates without having been exercised, the shares subject to the grant will again be available for grant under the 2001 Plan.

         Options. Grants to participants under the 2001 Plan may include: (i) options to purchase shares of Common Stock, including incentive stock options, which may only be granted to employees of the Company and its subsidiaries, and nonqualified stock options, which may be granted to employees, non-employee directors, consultants and advisors of the Company and its subsidiaries and (ii) stock awards, which may be granted to employees, non-employee directors, consultants and advisors of the Company and its subsidiaries, and which may be subject to restrictions on transferability and other conditions. As of June 5, 2002, approximately 20 employees, 8 non-employee directors and 4 consultants and advisors were eligible to participate in the 2001 Plan.

         The exercise price of a nonqualified stock option may be greater than, less than, or equal to the fair market value of the Common Stock on the date of grant. The exercise price of an incentive stock option may not be less than the fair market value of the Common Stock on the date of grant. However, if the grantee of an incentive stock option is a person who holds more than 10% of the combined voting power of all classes of the Company's outstanding stock, the exercise price per share of the incentive stock option must be at least 110% of the fair market value of a share of the Common Stock on the date of grant. If the aggregate fair market value of the shares of

Common Stock subject to incentive stock options, as determined on the date of grant of the option, that become exercisable for the first time by a grantee during any calendar year exceeds $100,000, the shares with an aggregate fair market value in excess of this limit will be treated as subject to a nonqualified stock option.

         Options granted to non-exempt employees under the Fair Labor Standards Act will have an exercise price of not less than 85% of the fair market value of the stock on the date of grant, and may not be exercisable for at least six months after the date of grant, except as determined by the Committee upon death, disability, retirement or change in control.

         The Compensation Committee determines the term of each stock option, which will not exceed ten years (five years in the case of an incentive stock option granted to a person who holds more than 10% of the combined voting power of all classes of the Company's outstanding stock). Options may be exercised while the grantee is an employee, non-employee director, consultant or advisor of the Company or its subsidiary, or within a period specified in the 2001 Plan or by the Compensation Committee after the termination of the grantee's employment or service.

         Grantees may pay the exercise price for an option: (i) in cash, (ii) with the approval of the Compensation Committee, by delivering shares of stock owned by the grantee and having a fair market value on the date of exercise equal to the exercise price of the option, (iii) with the approval of the Compensation Committee, by payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board or (iv) by such other method as the Compensation Committee may approve. The Compensation Committee may authorize loans to be made to grantees in connection with the exercise of an option, upon such terms and conditions as the Compensation Committee determines are appropriate.

         Stock Awards. The Compensation Committee may grant stock awards subject to restrictions or no restrictions and for consideration or for no consideration. The Compensation Committee may establish conditions under which restrictions on stock awards will lapse over a period of time or according to such other criteria as the Compensation Committee determines appropriate. Unless the Compensation Committee determines otherwise, during the restriction period, the grantee will have the right to vote the shares subject to stock awards and to receive any dividends or other distributions paid on such shares. If the grantee's employment or service terminates during the restriction period or if any other conditions are not met, unless the Compensation Committee determines otherwise, the stock award will terminate with respect to all of the shares of stock covered by the stock award as to which the restrictions have not lapsed, and those shares of stock will be forfeited and immediately returned to the Company.

         Deferrals. The Compensation Committee may permit or require a grantee to defer receipt of cash or shares that would otherwise be due to the grantee in connection with any grant. If the Compensation Committee permits deferrals of cash or shares, the Compensation Committee will first establish rules and procedures to govern the deferrals.

         Transferability. Grants under the 2001 Plan are not transferable by the grantee except by will or the laws of descent or, in the case of a grant other than an incentive stock option, pursuant to a domestic relations order, subject to Compensation Committee consent. The Compensation Committee may allow a grantee to transfer a nonqualified stock option to family members or a trust or other entity for the benefit of family members.

         Consequences of Change of Control. In the event of a change of control of the Company (as defined in the 2001 Plan), unless the Compensation Committee determines otherwise, all outstanding stock options will accelerate and become fully exercisable and the restrictions on outstanding stock awards will immediately lapse. In the case of a change of control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless otherwise determined by the Compensation Committee, all outstanding options will be assumed by or replaced with comparable options by the surviving corporation (or a parent or subsidiary of the surviving corporation), and all stock awards will be converted to stock awards of the surviving corporation (or a parent or subsidiary of the surviving corporation). The Compensation Committee may also take any of the following actions in the event of a change of control of the Company: (i) require the surrender of outstanding options in exchange for payment in cash or Common Stock in an amount by which the fair market value of the Common Stock exceeds the exercise price of the option or (ii) after giving participants the opportunity to exercise outstanding options, terminate any or all unexercised options.

         Amendment or Termination. The 2001 Plan will terminate on June 10, 2011. The Board may amend or terminate the 2001 Plan at any time. However, the Board will not amend the 2001 Plan without stockholder approval if stockholder approval is required in order to comply with the Code or applicable laws, or to comply with applicable stock exchange or Nasdaq requirements.

         The last sales price of the Common Stock on June 5, 2002 was $13.84 per share.

Federal Income Tax Consequences

         The following is a brief description of the U.S. federal income tax consequences generally arising with respect to grants that may be awarded under the 2001 Plan. State, local and other taxes may also be imposed in connection with grants. This discussion is intended for the information of the stockholders considering how to vote at the 2001 Annual Meeting and not as tax guidance to individuals who will participate in the 2001 Plan.

         Incentive Stock Options. In general, a grantee will not recognize taxable income upon the grant or exercise of an incentive stock option, and the Company will not be entitled to any deduction with respect to the grant or exercise of an incentive stock option. However, upon the exercise of an incentive stock option, an individual will be required to include as an adjustment for alternative minimum tax purposes the excess of the fair market value of the shares received on the date of exercise over the exercise price of the option. Incentive stock options that are not exercised within certain time limits after the employee's termination of employment, as set forth in the Internal Revenue Code, will be treated as nonqualified stock options.

         If a grantee holds the shares acquired upon exercise of an incentive stock option for at least two years after the date of grant and for at least one year after the date the options are exercised, the difference, if any, between the price of the shares sold by the grantee and the exercise price of the option will be treated as long-term capital gain or loss. If a grantee disposes of the shares before satisfying these holding period requirements (referred to as a disqualifying disposition), the grantee will recognize ordinary income at the time of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares at the time the option was exercised over the exercise price of the option, or an amount equal to the gain on the disposition, if less. The balance of the gain realized, if any, will be short-term or long-term capital gain, depending on the length of the time that the shares have been held after the date of exercise. In general, the Company will be allowed a deduction to the extent a grantee recognizes ordinary income.

         Nonqualified Stock Options. In general, a grantee who receives a nonqualified stock option will recognize no income at the time of the grant of the option. Upon exercise of a nonqualified stock option, a grantee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the option. The basis in shares acquired upon exercise of a nonqualified stock option will equal the fair market value of such shares at the time of exercise, and the holding period of the shares (for capital gain purposes) will begin on the date of exercise. In general, the Company will be entitled to a deduction in the same amount and at the same time as the grantee recognizes ordinary income.

         Stock Awards. A grantee who receives a stock award generally will not recognize taxable income until the stock is transferable by the grantee or no longer subject to a substantial risk of forfeiture for federal tax purposes, whichever occurs first. When the stock is either transferable or is no longer subject to a substantial risk of forfeiture, the grantee will recognize ordinary income in an amount equal to the fair market value of the shares, less any amounts paid for the shares, at that time. The Company generally will be entitled to a deduction in the same amount.

         A grantee may elect to recognize ordinary income when a restricted stock award is granted in an amount equal to the fair market value of the shares, less any amount paid for the shares, at the date of grant, determined without regard to the restrictions. The Company generally will be entitled to a corresponding deduction in the same year.

         Section 162(m). Section 162(m) of the Code generally disallows a public corporation's tax deduction for compensation paid to its chief executive officer or any of the four other most highly compensated executive officers in excess of $1,000,000 in any taxable year. Compensation that qualifies as "performance-based compensation" is excluded from the $1,000,000 deductibility limit, and therefore remains fully deductible by the corporation. The Company intends that options granted by the Compensation Committee with an exercise price at or above 100% of the fair market value of the underlying Common Stock on the date of grant qualify as "performance-based compensation," although other option grants not meeting these requirements under the 2001 Plan will not so qualify. The Company does not intend for grants of stock awards to qualify as "performance-based compensation."

         The Board of Directors unanimously recommends a vote for the approval of the proposed amendments to the Company's 2001 Equity Incentive Plan.

           III. RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

         The Board of Directors has selected, subject to ratification by the Company's stockholders, PricewaterhouseCoopers LLP ("PwC") as independent accountants to audit the financial statements of the Company for the fiscal year ending December 31, 2002. PwC was the Company's independent accountants for the fiscal year ended December 31, 2001. A representative of PwC is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to answer appropriate questions.

         The Board of Directors unanimously recommends a vote FOR ratification of the appointment of PwC as the Company's independent accountants.

                                IV. OTHER MATTERS

         The Board of Directors of the Company does not know of any other matter that may be brought before the Annual Meeting. However, if any such other matters are properly brought before the meeting, it is the intention of the persons named in the enclosed Proxy to vote the shares represented thereby in accordance with their judgment on such matters.

                          MATTERS CONCERNING DIRECTORS

Committees of the Board of Directors

         The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating Committee. During the fiscal year ended December 31, 2001, seven meetings of the Board of Directors were held. The Audit Committee held six meetings and the Compensation Committee held seven meetings during the fiscal year ended December 31, 2001. The Nominating Committee did not meet during the fiscal year ended December 31, 2001, but did meet on February 14, 2002, when it nominated for election to the Board of Directors Ralph Balzano and D. Walter Cohen, and on June 10, 2002, when it nominated for election to the Board of Directors Paul D. Castignani. No incumbent director attended fewer than 75% of the total number of meetings of the Board of Directors and the committees of which he was a member.

         The members of the Audit Committee are James E. Schleif, Ralph Balzano, John Branton and Vincent J. Papa. The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee reviews and recommends the accountants to be engaged as the Company's independent accountants, reviews the scope and results of the audit and other services provided by the Company's independent accountants and reviews with the independent accountants and the Company's financial and accounting personnel the adequacy and effectiveness of the Company's accounting and financial controls.

         The members of the Compensation Committee are Vincent J. Papa, Richard Bergman, Pasquale L. Vallone and Gilbert M. White. The Compensation Committee exercises all duties of the Board of Directors in matters relating to executive and other employee compensation and administration of all stock option and other employee benefit plans of the Company, subject to the terms of such plans.

         The members of the Nominating Committee are James M. Donegan, Joseph N. Bongiovanni, III, Pasquale L. Vallone and Gilbert White. The Nominating Committee recommends to the Board of Directors nominees for directors of the Company and its subsidiaries. The Board of Directors will consider nominees for directors recommended by stockholders. There are no specified formal procedures for submitting such recommendations. Recommendations may be addressed to the Chief Executive Officer, The Med-Design Corporation, 2810 Bunsen Avenue, Ventura, California 93003.

Compensation of Directors

         Non-employee directors receive $500 per Board meeting attended and annually receive options to purchase 16,000 shares of Common Stock, with an exercise price equal to the closing market price on the date of grant, as compensation for services on the Company's Board of Directors and any committees thereof. No other directors receive cash or other compensation for services on the Company's Board of Directors or any committee thereof. All directors are entitled to reimbursement for reasonable expenses incurred in the performance of their duties as board members.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth certain information regarding compensation paid to the Company's Chief Executive Officer and the three other most highly paid executive officers whose total annual salary and bonus exceeded $100,000 for the year ended December 31, 2001 (the "Named Executive Officers").



                                                                                          Long Term Compensation
                                                      Annual Compensation                           Awards
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          Restricted    Securities
                                                                        Other Annual        Stock       Underlying
     Name and Principal Position       Year    Salary ($)   Bonus($)   Compensation($)    Awards($)      Options
------------------------------------------------------------------------------------------------------------------------------------
James M. Donegan                        2001   338,000       50,000      753,725(1)           -           175,000
    Chairman, Chief Executive           2000   300,000       25,000      753,725(1)           -           100,000
    Officer, President                  1999   225,000       20,000           -               -           100,000

Michael W. Simpson                      2001   185,000       20,000           -               -           75,000
   Chief Operating Officer              2000   165,000          -             -          2,525,000(2)     116,000
                                        1999    19,038(3)       -             -               -              -
Lawrence D. Ellis                       2001   160,000       20,000           -               -           75,000
   Chief Financial Officer              2000   140,000       20,000           -               -           66,000
                                        1999   110,400       15,000           -               -              -
Joseph N. Bongiovanni, III              2001   140,000       20,000           -               -           75,000
   Vice President and Secretary         2000   108,000       20,000           -               -           100,000
                                        1999    96,000       20,000           -               -           100,000

--------------
(1) Represents 59,701 shares of Common Stock awarded to Mr. Donegan. In 2000, the Company's Compensation Committee, after consultation with PwC, determined that Mr. Donegan had been under-compensated since the Company's inception and authorized an award of approximately 59,700 shares of Common Stock per year for the following four years as compensation for past service, or an aggregate of 238,806 shares. Each annual award is conditioned on Mr. Donegan remaining an officer, director or consultant of the Company.

(2) Represents 200,000 shares of Common Stock granted to Mr. Simpson, one-third of which vested upon the Common Stock trading over $22.00 per share for thirty consecutive trading days. The remaining shares will vest an additional one-third upon each of the first and second anniversaries of the initial vesting.

(3)  Reflects compensation received from November 7, 1999 to December 31, 1999.

Stock Options

         The following table sets forth certain information concerning grants of stock options made during 2001 to the Named Executive Officers.

                        Option Grants in Last Fiscal Year

                                           Percent Of
                              Number Of       Total
                             Securities      Options
                             Underlying    Granted To    Exercise                Grant Date
                               Options    Employees In     Price    Expiration     Present
           Name                Granted     Fiscal Year     ($/Sh)     Date        Value (1)
           ----                -------     -----------   ---------  -------       ---------

James M. Donegan             175,000 (2)       34%        $ 12.98    11/21/07    $1,638,262

Michael W. Simpson            75,000 (3)       15%        $ 12.98    11/21/07     $ 702,112

Lawrence D. Ellis             75,000 (3)       15%        $ 12.98    11/21/07     $ 702,112

Joseph N. Bongiovanni, III    75,000 (2)       15%        $ 12.98    11/21/07     $ 702,112

--------------
(1) These amounts represent the estimated fair value of stock options, measured at the date of grant using the Black-Scholes option pricing model. There are four underlying assumptions in developing the grant valuations: an expected volatility of 90.66%, an expected term of exercise of five years, a risk free interest rate of 4.32% and a dividend yield of zero. The actual value, if any, an officer may realize will depend on the amount by which the stock price exceeds the exercise price on the date the option is exercised. Consequently, there is no assurance the value realized by an officer will be at or near the value estimated above. These amounts should not be used to predict stock performance.

(2) The options were granted on November 21, 2001 and vest 50% each year until fully vested, beginning on the first anniversary of the date of grant.

(3) The options were granted on November 21, 2001 and vest one third each year until fully vested, beginning on the first anniversary of the date of grant.

         On June 1, 2002, the Company entered into an employment agreement with David Dowsett as Executive Vice President and Chief Operating Officer, which agreement was effective as of May 15, 2002. Pursuant to his employment agreement, the Company granted Mr. Dowsett an option to purchase 300,000 shares of Common Stock, 112,500 of which are subject to stockholder approval of the increase in the number of shares available for issuance under the Company's 2001 Equity Incentive Plan. See "Employment Agreements" for further information.


Option Exercises and Fiscal Year-End Values

         The following table summarizes option exercises during 2001 and the value of vested and unvested options for the Named Executive Officers at December 31, 2001. Year-end values are based upon a price of $19.70 per share, which was the closing market price of a share of the Common Stock on December 31, 2001.

               Aggregate Option Exercises in Last Fiscal Year and
                         Fiscal Year-End Option Values

                                                            Number Of Securities           Value Of Unexercised
                                                      Underlying Unexercised Options       In-The-Money Options
                                                            At Fiscal Year-End             At Fiscal Year-End
                                                            ------------------             ------------------

                                Shares
                               Acquired       Value
            Name              On Exercise   Realized     Exercisable   Unexercisable   Exercisable   Unexercisable
            ----              -----------   --------     -----------   -------------   -----------   -------------

James M. Donegan                  ---      $    ---        100,600        175,400      $ 1,981,820   $ 3,455,380

Michael W. Simpson               33,000    $   690,956      33,000         75,000      $   650,100   $ 1,477,500

Lawrence D. Ellis                50,000    $ 1,046,890      24,200         87,000      $   476,740   $ 1,713,900

Joseph N. Bongiovanni, III        ---      $    ---        204,000         83,000      $ 4,018,800   $   236,400

       Disclosure with Respect to the Company's Equity Compensation Plans

         The following table shows information about the equity awards made under the Company's various equity compensation plans and individual compensatory arrangements.


                      Equity Compensation Plan Information

    -------------------------- ----------------------------- ---------------------------- ---------------------------
          Plan Category         Number of securities to be    Weighted-average exercise      Number of securities
                                 issued upon exercise of        price of outstanding       remaining available for
                                   outstanding options,         options, warrants and       future issuance under
                                   warrants and rights                 rights             equity compensation plans
                                                                                            (excluding securities
                                           (a)                           (b)               reflected in column (a))

                                                                                                     (c)
    -------------------------- ----------------------------- ---------------------------- ---------------------------
    Equity compensation
    plans approved by
    security holders                    2,355,473                       $9.21                   454,700(1)(2)
    -------------------------- ----------------------------- ---------------------------- ---------------------------
    Equity compensation                     0                             0                           0
    plans not approved by
    security holders
    -------------------------- ----------------------------- ---------------------------- ---------------------------

              Total                     2,355,473                       $9.21                      454,700
    -------------------------- ----------------------------- ---------------------------- ---------------------------

(1) Includes 119,406 shares of restricted stock granted to Mr. Donegan pursuant to his employment agreement, as described more fully below.
(2) Includes 133,334 shares of restricted Common Stock granted to Mr. Simpson pursuant to his employment agreement, which vested one-third after the Common Stock traded over $22.00 per share for thirty consecutive trading days, and vests an additional one-third upon each of the first and second anniversaries of the initial vesting.

Employment Agreements

         On June 1, 2002, the Company entered into a four year employment agreement with David Dowsett as Executive Vice President and Chief Operating Officer, which agreement was effective as of May 15, 2002. The Agreement provides for a base salary of $210,000 per year and an option to purchase 300,000 shares of Common Stock. 187,500 of the shares will vest over the four years of the agreement as follows: 50,000 shares on December 1, 2002, 25,000 shares on May 15, 2003, and 37,500 shares on each of May 15, 2004, 2005 and 2006. The exercise price for these shares is $11.70. The remaining 112,500 shares will vest over a three year period based upon the Company achieving certain milestones each year and will be priced on the date of stockholder approval. In addition, under the agreement Mr. Dowsett received an $80,000 relocation bonus.

         On June 1, 2002, upon the hiring of Mr. Dowsett as Chief Operating Officer, Mr. Simpson was named the Company's Chief Strategy Officer and Vice President. His duties as Chief Strategy Officer are primarily to focus on the marketing of the products in the Company's portfolio. Otherwise, the previously disclosed terms of his agreement did not change.

         Effective April 1, 2001, the Company entered into a one year employment agreement with James M. Donegan as Chief Executive Officer and President. The agreement automatically renews for successive one-year periods unless terminated by the parties. The agreement provides for a base salary of $336,000 per year and a one-time cash bonus of $50,000. In 2000, the Company's Compensation Committee, after consultation with PwC, determined that Mr. Donegan had been under-compensated since the Company's inception and authorized an award of approximately 59,700 shares of Common Stock per year for the following four years as compensation for past service, or an aggregate totaling 238,806 shares. Each annual award is conditioned on Mr. Donegan remaining an officer, director or consultant of the Company.

Compensation Committee Interlocks and Insider Participation

         Gilbert M. White served on the Company's Compensation Committee during 2001. Mr. White served as the Company's Executive Vice President from 1995 to January 1998.

                      REPORT OF THE COMPENSATION COMMITTEE

         The Compensation Committee's philosophy in setting compensation are:
(i) to offer levels of compensation that are competitive with those offered by other companies in similar businesses; (ii) to compensate executives based on each executive's level of responsibility and contribution to the Company's business goals; (iii) to link compensation with the Company's financial performance; and (iv) to align the interests of the Company's executives with the interests of the Company's stockholders. The Compensation Committee periodically reviews its approach to executive compensation with outside consultants and makes changes as competitive conditions and other circumstances warrant. During 2001, the Compensation Committee engaged PwC to prepare a competitive compensation analysis comparing the compensation levels of a select group of medical device companies to assist the Compensation Committee in its determination of the three major components to executive compensation at the
Company: executive base salary, bonus and stock options.

Base Salary

         Base salary is determined by level of responsibility, individual performance and Company performance, as well as by the need to provide a competitive package that enables the Company to recruit and retain key executives. After reviewing individual and Company performance and salaries at companies of similar size, the Chief Executive Officer makes recommendations to the Compensation Committee concerning officers' salaries. The Compensation Committee reviews such recommendations and, with any changes it deems appropriate, approves these recommendations. In determining base salary for 2001, the Committee considered the results of PwC's competitive compensation analysis and recommendations of the Chief Executive Officer.

Executive Officer Bonuses

         Bonuses are paid to the Company's executive officers based upon both their individual performance, the Company's financial performance and the achievement of certain key strategic objectives of the Company. The Chief Executive Officer makes recommendations to the Compensation Committee concerning the bonuses to be paid to executive officers. In determining bonuses for 2001, the Committee relied principally upon the recommendations of the Chief Executive Officer and the results of PwC's competitive compensation analysis.

Stock Options

         The primary purpose of the 2001 Equity Compensation Plan is to align the interests of the Company's key employees, including its executive officers, more closely with the interests of the Company's stockholders by offering these key employees an opportunity to benefit from increases in the market price of the Common Stock. The Non Qualified Stock Option Plan provides long-term incentives designed to enable the Company to attract and retain key employees by encouraging their ownership of Common Stock. During 2001, the Compensation Committee authorized the grant of 210,000 stock options under the 2001 Equity Compensation Plan to executive officers of the Company. In selecting individuals to receive option grants and determining the terms of the warrants, the Compensation Committee may take into consideration any factors it deems relevant, including present and potential contributions to the success of the Company. In determining option grants in 2001, the Committee relied principally upon the recommendations of the Chief Executive Officer and the recommendations of PwC based on the results of its competitive compensation analysis.

                                                 COMPENSATION COMMITTEE
                                                 Vincent J. Papa
June 5, 2002                                     Richard Bergman
                                                 Pasquale L. Vallone
                                                 Gilbert M. White



                          REPORT OF THE AUDIT COMMITTEE

         The Audit Committee of the Board of Directors is composed of four independent directors and operates under a written charter adopted by the Board of Directors. The Audit Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of the Company's independent accountants.

         Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

         In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 ("Communication with Audit Committees").

         The Company's independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants that firm's independence.

         Based upon these discussions and reviews, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 filed with the Securities and Exchange Commission.

                                                 AUDIT COMMITTEE
June 5, 2002                                     James E. Schleif
                                                 Ralph Balzano
                                                 John Branton
                                                 Vincent J. Papa

                             AUDIT AND RELATED FEES

         The aggregate fees billed by PwC, the Company's independent accountants, for the year ended December 31, 2001 are as follows:

Audit Fees

         The aggregate fees billed for professional services rendered by PwC for the audit of the Company's annual financial statements for the year ended December 31, 2001 and the reviews of the Company's financial statements included in the Company's quarterly reports on Form 10-Q for the year ended December 31, 2001 were $127,800.

All Other Fees

         The aggregate fees billed for all other services rendered by PwC during fiscal year 2001, other than the services referred to above under the caption "Audit Fees," were $79,895. Such other fees were primarily related to corporate income tax compliance and planning and assistance with the filing of registration statements with the Securities and Exchange Commission.

         The Audit Committee determined that the provision of services other than audit services by PwC was compatible with maintaining PwC's independence.

                                PERFORMANCE GRAPH

         The graph below compares the cumulative total stockholder return of the Company's Common Stock with the cumulative total return of (i) the Nasdaq Stock Market - US Index (the "Nasdaq US Index") and (ii) the Nasdaq Stock Market - Medical Devices, Instruments and Supplies Index (the "Nasdaq Medical Device Index") for the period from December 31, 1996 to December 31, 2001. The chart assumes $100 was invested on December 31, 1996 in each of Med-Design Common Stock, the Nasdaq US Index and the Nasdaq Medical Device Index and reflects reinvestment of dividends. Med-Design did not pay dividends during the period indicated.

                                [OBJECT OMITTED]



-------------------------------- ------------------------------ ------------------------------ ------------------------------
        December 31,                     Med-Design                       Nasdaq                     Nasdaq Medical
                                        Common Stock                     US Index                     Device Index
-------------------------------- ------------------------------ ------------------------------ ------------------------------
            1996                            $100.00                      $100.00                        $100.00
-------------------------------- ------------------------------ ------------------------------ ------------------------------
            1997                             $64.29                      $122.47                        $114.10
-------------------------------- ------------------------------ ------------------------------ ------------------------------
            1998                             $59.52                      $172.68                        $127.24
-------------------------------- ------------------------------ ------------------------------ ------------------------------
            1999                            $278.57                      $320.91                        $154.10
-------------------------------- ------------------------------ ------------------------------ ------------------------------
            2000                            $302.38                      $192.99                        $158.96
-------------------------------- ------------------------------ ------------------------------ ------------------------------
            2001                            $375.24                      $148.96                        $193.46
-------------------------------- ------------------------------ ------------------------------ ------------------------------

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than ten percent of our common stock, to file reports of ownership of our securities and changes in ownership with the Securities and Exchange Commission. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations of these persons that no other reports were required, during the year ended December 31, 2001, all of the Company's directors, executive officers and greater than 10% stockholders complied with all Section 16(a) filing requirements except as follows: Michael Simpson filed a Form 4 to report two transactions in September 2001 after the due date of the form and John Kelley filed a Form 4 to report two transactions in June 2001 after the due date of the form.

                              CERTAIN TRANSACTIONS

         Joseph N. Bongiovanni, III, the senior partner of the law firm of Bongiovanni & Berger, is a director, Vice President and Secretary of the Company. During the fiscal years ended December 31, 2001 and 2000, Bongiovanni & Berger received $44,265 and $54,924, respectively, for legal services billed to the Company.

         On March 15, 2002, the Company issued a warrant to purchase 18,000 shares of the Common Stock to D. Walter Cohen for consulting services provided by Dr. Cohen. Dr. Cohen is current nominee for election at the Annual Meeting to the Board of Directors. The warrant vests as to 6,000 shares on each of March 15, 2003, 2004 and 2005.

         On April 14, 2002, the Company loaned $275,000 to James M. Donegan, collateralized by 59,700 shares of the Company's common stock owned by Mr. Donegan. The loan was made to enable Mr. Donegan to pay his 2001 federal income taxes. The principal amount of the loan accrued annual interest at the prime lending rate. Pursuant to the terms of the loan, the aggregate amount of principal and interest due on the loan was repaid by Mr. Donegan on April 30, 2002.

         On April 15, 2002, pursuant to a Note and Pledge Agreement, the Company loaned $250,000 to Michael W. Simpson, which will be collateralized by 66,000 shares of the Company's common stock to be issued to Mr. Simpson on August 6, 2003. The Note was made to enable Mr. Simpson to pay his 2001 federal income taxes. The Note is repayable on the earlier of (i) April 15, 2004, (ii) the date on which Mr. Simpson ceases to be an employee, consultant or director of the Company, (iii) the date on which the Company provides notice to Mr. Simpson that the closing price of the common stock has been $30.00 or higher for 20 consecutive trading days as reported on the Nasdaq National Market or (iv) the date on which Mr. Simpson sells or transfers the pledged securities. The Note accrues interest at 16% per year until the issuance of the pledged securities to Mr. Simpson, at which time the Note will accrue interest at the prime lending rate plus 1%.

                              STOCKHOLDER PROPOSALS

         Any stockholder proposal to be presented at the Annual Meeting of the Stockholders to be held in 2003 must be received by the Company on or before February 14, 2003 in order to be included in the Proxy Statement relating to the meeting. If a stockholder notifies the Company after June 26, 2003 of an intent to present a proposal at the 2003 Annual Meeting of the Stockholders, the Company may use its discretionary voting authority with respect to such proposal, if presented at the meeting, without including information regarding such proposal in the Company's proxy statement.

                                           By Order of the Board of Directors




Dated:   June 20, 2002                     Joseph N. Bongiovanni, III, Secretary

                                    EXHIBIT A

                           THE MED-DESIGN CORPORATION
                            2001 EQUITY COMPENSATION
                   (AMENDED AND RESTATED AS OF APRIL 26, 2002)

         The purpose of The Med-Design Corporation 2001 Equity Compensation Plan is to provide (i) designated employees of The Med-Design Corporation (the "Company") and its subsidiaries, (ii) certain consultants and advisors who perform services for the Company or its subsidiaries, and (iii) non-employee members of the Board of Directors of the Company (the "Board") with the opportunity to receive grants of incentive stock options, nonqualified stock options, and stock awards. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company's stockholders, and will align the economic interests of the participants with those of the stockholders.

         1. Administration

         (a) Committee. The Plan shall be administered by a committee appointed by the Board (the "Committee"), which may consist of two or more persons who are "outside directors" as defined under section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and related Treasury regulations and "non-employee directors" as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). However, the Board may ratify or approve any grants as it deems appropriate.

         (b) Committee Authority. The Committee shall have the sole authority to
(i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued grant, and (v) deal with any other matters arising under the Plan.

         (c) Committee Determinations. The Committee shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

         2. Grants

         Awards under the Plan may consist of grants of incentive stock options as described in Section 5 ("Incentive Stock Options"), nonqualified stock options as described in Section 5 ("Nonqualified Stock Options") (Incentive Stock Options and Nonqualified Stock Options are collectively referred to as "Options"), and stock awards as described in Section 6 ("Stock Awards") (hereinafter collectively referred to as "Grants"). All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as are specified in writing by the Committee to the individual in a grant instrument or an amendment to the grant instrument (the "Grant Instrument"). The Committee shall approve the form and provisions of each Grant Instrument. Grants under a particular Section of the Plan need not be uniform as among the grantees.

         3. Shares Subject to the Plan

         (a) Shares Authorized. Subject to adjustment as described below, the aggregate number of shares of common stock of the Company ("Company Stock") that may be issued or transferred under the Plan is 1,690,000 shares. The maximum aggregate number of shares of Company Stock that shall be subject to Grants made under the Plan to any individual, other than a Newly Hired Executive (as defined below), during any calendar year shall be 200,000 shares and the maximum aggregate number of shares of Company Stock that shall be subject to Grants made under the Plan to any Newly Hired Executive during any calendar year shall be 300,000 shares, subject to adjustment as described below. The shares may be authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan. If and to the extent Options granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised or if any Stock Awards are forfeited, the shares subject to such Grants shall again be available for purposes of the Plan.

         (b) Adjustments. If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company's receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company's payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for Grants, the maximum number of shares of Company Stock that any individual participating in the Plan may be granted in any year, the number of shares covered by outstanding Grants, the kind of shares issued under the Plan, and the price per share or the applicable market value of such Grants shall be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under such Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. Any adjustments determined by the Committee shall be final, binding and conclusive.

         4. Eligibility for Participation

         (a) Eligible Persons. All employees of the Company and its subsidiaries ("Employees"), including newly hired Employees employed in the position of senior vice president or higher ("Newly Hired Executives"), Employees who are officers or members of the Board, and members of the Board who are not Employees ("Non-Employee Directors") shall be eligible to participate in the Plan. Consultants and advisors who perform services for the Company or any of its subsidiaries ("Key Advisors") shall be eligible to participate in the Plan if the Key Advisors render bona fide services to the Company or its subsidiaries, the services are not in connection with the offer and sale of securities in a capital-raising transaction, and the Key Advisors do not directly or indirectly promote or maintain a market for the Company's securities.

         (b) Selection of Grantees. The Committee shall select the Employees, Non-Employee Directors and Key Advisors to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant in such manner as the Committee determines. Employees, Key Advisors and Non-Employee Directors who receive Grants under this Plan shall hereinafter be referred to as "Grantees".

         5. Granting of Options

         (a) Number of Shares. The Committee shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Employees, Non-Employee Directors and Key Advisors.

         (b) Type of Option and Price

                  (i) The Committee may grant Incentive Stock Options that are intended to qualify as "incentive stock options" within the meaning of section 422 of the Code or Nonqualified Stock Options that are not intended so to qualify or any combination of Incentive Stock Options and Nonqualified Stock Options, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to Employees. Nonqualified Stock Options may be granted to Employees, Non-Employee Directors and Key Advisors.

                  (ii) The purchase price (the "Exercise Price") of Company Stock subject to an Option shall be determined by the Committee and may be equal to, greater than, or less than the Fair Market Value (as defined below) of a share of Company Stock on the date the Option is granted; provided, however, that (x) the Exercise Price of an Incentive Stock Option shall be equal to, or greater than, the Fair Market Value of a share of Company Stock on the date the Incentive Stock Option is granted and (y) an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, unless the Exercise Price per share is not less than 110% of the Fair Market Value of Company Stock on the date of grant.

                  (iii) If the Company Stock is publicly traded, then the Fair Market Value per share shall be determined as follows: (x) if the principal trading market for the Company Stock is a national securities exchange or the Nasdaq National Market, the last reported sale price thereof on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or (y) if the Company Stock is not principally traded on such exchange or market, the mean between the last reported "bid" and "asked" prices of Company Stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines. If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or "bid" or "asked" quotations as set forth above, the Fair Market Value per share shall be as determined by the Committee.

         (c) Option Term. The Committee shall determine the term of each Option. The term of any Option shall not exceed ten years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary of the Company, may not have a term that exceeds five years from the date of grant.

         (d) Exercisability of Options. Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

         (e) Grants to Non-Exempt Employees. Notwithstanding the foregoing, Options granted to persons who are non-exempt employees under the Fair Labor Standards Act of 1938, as amended, shall have an Exercise Price not less than 85% of the Fair Market Value of the Company Stock on the date of grant, and may not be exercisable for at least six months after the date of grant (except that such Options may become exercisable, as determined by the Committee, upon the Grantee's death, Disability or retirement, or upon a Change of Control or other circumstances permitted by applicable regulations).

         (f) Termination of Employment, Disability or Death

                  (i) Except as provided below, an Option may only be exercised while the Grantee is employed by, or providing service to, the Company as an Employee, Key Advisor or member of the Board. In the event that a Grantee ceases to be employed by, or provide service to, the Company for any reason other than Disability, death, or termination for Cause (as defined below), any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within 90 days after the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Grantee's Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Company shall terminate as of such date.

                  (ii) In the event the Grantee ceases to be employed by, or provide service to, the Company on account of a termination for Cause by the Company, any Option held by the Grantee shall terminate as of the date the Grantee ceases to be employed by, or provide service to, the Company. In addition, notwithstanding any other provisions of this Section 5, if the Committee determines that the Grantee has engaged in conduct that constitutes Cause at any time while the Grantee is employed by, or providing service to, the

Company or after the Grantee's termination of employment or service, any Option held by the Grantee shall immediately terminate and the Grantee shall automatically forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates, upon refund by the Company of the Exercise Price paid by the Grantee for such shares. Upon any exercise of an Option, the Company may withhold delivery of share certificates pending resolution of an inquiry that could lead to a finding resulting in a forfeiture.

                  (iii) In the event the Grantee ceases to be employed by, or provide service to, the Company because the Grantee is Disabled, any Option which is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Grantee's Options which are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Company shall terminate as of such date.

                  (iv) If the Grantee dies while employed by, or providing service to, the Company or within 90 days after the date on which the Grantee ceases to be employed or provide service on account of a termination specified in Section 5(f)(i) above (or within such other period of time as may be specified by the Committee), any Option that is otherwise exercisable by the Grantee shall terminate unless exercised within one year after the date on which the Grantee ceases to be employed by, or provide service to, the Company (or within such other period of time as may be specified by the Committee), but in any event no later than the date of expiration of the Option term. Except as otherwise provided by the Committee, any of the Grantee's Options that are not otherwise exercisable as of the date on which the Grantee ceases to be employed by, or provide service to, the Company shall terminate as of such date.

                  (v) For purposes of this Section 5(f) and Section 6:

                  (A) The term "Company" shall mean the Company and its parent and subsidiary corporations or other entities, as determined by the Committee.

                  (B) "Employed by, or provide service to, the Company" shall mean employment or service as an Employee, Key Advisor or member of the Board (so that, for purposes of exercising Options and satisfying conditions with respect to Stock Awards, a Grantee shall not be considered to have terminated employment or service until the Grantee ceases to be an Employee, Key Advisor and member of the Board), unless the Committee determines otherwise.

                  (C) "Disability" shall mean a Grantee's becoming disabled within the meaning of section 22(e)(3) of the Code or the Grantee becomes entitled to receive long-term disability benefits under the Company's long-term disability plan.

                  (D) "Cause" shall mean, except to the extent specified otherwise by the Committee, a finding by the Committee that the Grantee (i) has breached his or her employment or service contract with the Company, (ii) has engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty, (iii) has disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information, (iv) has breached any written confidentiality, non-competition or non-solicitation agreement between the Grantee and the Company or (v) has engaged in such other behavior detrimental to the interests of the Company as the Committee determines.

                  (g) Exercise of Options. A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company with payment of the Exercise Price. The Grantee shall pay the Exercise Price for an Option as specified by the Committee (w) in cash, (x) with the approval of the Committee, by delivering shares of Company Stock owned by the Grantee (including Company Stock acquired in connection with the exercise of an Option, subject to such restrictions as the Committee deems appropriate) and having a Fair Market Value on the date of exercise equal to the Exercise Price or by attestation (on a form prescribed by the Committee) to ownership of shares of Company Stock having a Fair Market Value on the date of exercise equal to the Exercise Price, (y) with the approval of the Committee, payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board, or (z) by such other method as the Committee may approve. The Committee may authorize loans by the Company to Grantees in connection with the exercise of an Option, upon such terms and conditions as the Committee, in its sole discretion, deems appropriate. Shares of Company Stock used to exercise an Option shall have been held by the Grantee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. The Grantee shall pay the Exercise Price and the amount of any withholding tax due (pursuant to Section 8) at the time of exercise.

                  (h) Limits on Incentive Stock Options. Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary (within the meaning of section 424(f) of the Code).

                  6. Stock Awards

                  The Committee may issue or transfer shares of Company Stock to an Employee, Non-Employee Director or Key Advisor under a Stock Award, upon such terms as the Committee deems appropriate. The following provisions are applicable to Stock Awards:

                  (a) General Requirements. Shares of Company Stock issued or transferred pursuant to Stock Awards may be issued or transferred for consideration or for no consideration, and subject to restrictions or no restrictions, as determined by the Committee. The Committee may, but shall not be required to, establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate. The period of time during which the Stock Awards will remain subject to restrictions will be designated in the Grant Instrument as the "Restriction Period."

                  (b) Number of Shares. The Committee shall determine the number of shares of Company Stock to be issued or transferred pursuant to a Stock Award and the restrictions applicable to such shares.

                  (c) Requirement of Employment or Service. If the Grantee ceases to be employed by, or provide service to, the Company (as defined in Section 5(f)) during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Stock Award shall terminate as to all shares covered by the Grant as to which the restrictions have not lapsed, and those shares of Company Stock must be immediately returned to the Company. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

                  (d) Restrictions on Transfer and Legend on Stock Certificate. During the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of a Stock Award except to a Successor Grantee under Section 9(a). Each certificate for a share of a Stock Award shall contain a legend giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed. The Committee may determine that the Company will not issue certificates for Stock Awards until all restrictions on such shares have lapsed, or that the Company will retain possession of certificates for shares of Stock Awards until all restrictions on such shares have lapsed.

                  (e) Right to Vote and to Receive Dividends. Unless the Committee determines otherwise, during the Restriction Period, the Grantee shall have the right to vote shares of Stock Awards and to receive any dividends or other distributions paid on such shares, subject to any restrictions deemed appropriate by the Committee.

                  (f) Lapse of Restrictions. All restrictions imposed on Stock Awards shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions imposed by the Committee. The Committee may determine, as to any or all Stock Awards, that the restrictions shall lapse without regard to any Restriction Period.

                  7. Deferrals

                  The Committee may permit or require a Grantee to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to such Grantee in connection with any Option or the lapse or waiver of restrictions applicable to Stock Awards. If any such deferral election is permitted or required, the Committee shall, in its sole discretion, establish rules and procedures for such deferrals.

                  8. Withholding of Taxes

                  (a) Required Withholding. All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Company may require that the Grantee or other person receiving or exercising Grants pay to the Company the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Grants, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants.

                  (b) Election to Withhold Shares. If the Committee so permits, a Grantee may elect to satisfy the Company's income tax withholding obligation with respect to a Grant by having shares withheld up to an amount that does not exceed the Company's minimum applicable withholding tax rate for federal (including FICA), state, local and foreign tax liabilities with respect to the Grantee. The election must be in a form and manner prescribed by the Committee and may be subject to the prior approval of the Committee.

                  9. Transferability of Grants

                  (a) Nontransferability of Grants. Except as provided below, only the Grantee may exercise rights under a Grant during the Grantee's lifetime. A Grantee may not transfer those rights except (i) by will or by the laws of descent and distribution or (ii) with respect to Grants other than Incentive Stock Options, if permitted in any specific case by the Committee, pursuant to a domestic relations order or otherwise as permitted by the Committee. When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee ("Successor Grantee") may exercise such rights. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee's will or under the applicable laws of descent and distribution.

                  (b) Transfer of Nonqualified Stock Options. Notwithstanding the foregoing, the Committee may provide, in a Grant Instrument, that a Grantee may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with the applicable securities laws, according to such terms as the Committee may determine; provided that the Grantee receives no consideration for the transfer of an Option and the transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

                  10. Change of Control of the Company

                  As used herein, a "Change of Control" shall be deemed to have occurred if:

                  (a) Any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act) becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the voting power of the then outstanding securities of the Company; provided that a Change of Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the stockholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the parent corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote);

                  (b) The consummation of (i) a merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to more than 50% of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), or where the members of the Board, immediately prior to the merger or consolidation, would not, immediately after the merger or consolidation, constitute a majority of the board of directors of the surviving corporation, (ii) a sale or other disposition of all or substantially all of the assets of the Company, or (iii) a liquidation or dissolution of the Company;

                  (c) Any person has commenced a tender offer or exchange offer for 30% or more of the voting power of the then outstanding shares of the Company; or

                  (d) At least a majority of the Board does not consist of individuals who were elected, or nominated for election, by the directors in office at the time of such election or nomination.

                  11. Consequences of a Change of Control

                  (a) Notice and Acceleration. Upon a Change of Control, unless the Committee determines otherwise, (i) the Company shall provide each Grantee with outstanding Grants written notice of such Change of Control, (ii) all outstanding Options shall automatically accelerate and become fully exercisable, and (iii) the restrictions and conditions on all outstanding Stock Awards shall immediately lapse.

                  (b) Assumption of Grants. Upon a Change of Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Committee determines otherwise, all outstanding Options that are not exercised shall be assumed by, or replaced with, comparable options by, the surviving corporation (or a parent or subsidiary of the surviving corporation), and outstanding Stock Awards shall be converted to stock awards of the surviving corporation (or a parent or subsidiary of the surviving corporation).

                  (c) Other Alternatives. Notwithstanding the foregoing, subject to subsection (d) below, in the event of a Change of Control, the Committee may take one or both of the following actions with respect to any or all outstanding
Grants: the Committee may (i) require that Grantees surrender their outstanding Options in exchange for a payment by the Company, in cash or Company Stock, as determined by the Committee, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee's unexercised Options exceeds the Exercise Price of the Options, or (ii) after giving Grantees an opportunity to exercise their outstanding Options, terminate any or all unexercised Options at such time as the Committee deems appropriate. Such surrender or termination shall take place as of the date of the Change of Control or such other date as the Committee may specify.

                  (d) Limitations. Notwithstanding anything in the Plan to the contrary, in the event of a Change of Control, the Committee shall not have the right to take any actions described in the Plan (including without limitation actions described in Subsection (c) above) that would make the Change of Control ineligible for pooling of interests accounting treatment or that would make the Change of Control ineligible for desired tax treatment if, in the absence of such right, the Change of Control would qualify for such treatment and the Company intends to use such treatment with respect to the Change of Control.

                  12. Limitations on Issuance or Transfer of Shares

                  No Company Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant made to any Grantee hereunder on such Grantee's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as the Committee shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

                  13. Amendment and Termination of the Plan

                  (a) Amendment. The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without stockholder approval if such approval is required in order to comply with the Code or applicable laws, or to comply with applicable stock exchange requirements.

                  (b) Termination of Plan. The Plan shall terminate on the day immediately preceding the tenth anniversary of its effective date, unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders.

                  (c) Termination and Amendment of Outstanding Grants. A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Committee acts under Section 19(b). The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 19(b) or may be amended by agreement of the Company and the Grantee consistent with the Plan.

                  (d) Governing Document. The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

                  14. Funding of the Plan

                  This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.

                  15. Rights of Participants

                  Nothing in this Plan shall entitle any Employee, Key Advisor, Non-Employee Director or other person to any claim or right to be granted a Grant under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Company or any other employment rights.

                  16. No Fractional Shares

                  No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

                  17. Headings

                  Section HEADINGS are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

                  18. Effective Date of the Plan. Subject to approval by the Company's stockholders, the Plan shall be effective on June 11, 2001.

                  19. Miscellaneous

                  (a) Grants in Connection with Corporate Transactions and Otherwise. Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees of the Company, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other awards outside of this Plan. Without limiting the foregoing, the Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any of its subsidiaries in substitution for a stock option or stock awards grant made by such corporation. The terms and conditions of the substitute grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives. The Committee shall prescribe the provisions of the substitute grants.

                  (b) Compliance with Law. The Plan, the exercise of Options and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of the Company that the Plan and applicable Grants under the Plan comply with the applicable provisions of section 162(m) of the Code and section 422 of the Code. To the extent that any legal requirement of section 16 of the Exchange Act or section 162(m) or 422 of the Code as set forth in the Plan ceases to be required under section 16 of the Exchange Act or section 162(m) or 422 of the Code, that Plan provision shall cease to apply. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation. The Committee may also adopt rules regarding the withholding of taxes on payments to Grantees. The Committee may, in its sole discretion, agree to limit its authority under this Section.

                  (c) Employees Subject to Taxation Outside the United States. With respect to Grantees who are subject to taxation in countries other than the United States, the Committee may make Grants on such terms and conditions as the Committee deems appropriate to comply with the laws of the applicable countries, and the Committee may create such procedures, addenda and subplans and make such modifications as may be necessary or advisable to comply with such laws.

                  (d) Governing Law. The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall be governed and construed by and determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.

                           THE MED-DESIGN CORPORATION
                 Annual Meeting of Stockholders - July 26, 2002
PROXY CARD                                                            PROXY CARD
This Proxy is Solicited on Behalf of the Board of Directors for the Annual Meeting of Stockholders on July 26, 2002.
YOUR VOTE IS IMPORTANT! PLEASE SIGN AND DATE ON THE REVERSE SIDE OF THIS CARD.

                                     PROXY
The undersigned hereby appoints James M. Donegan and Joseph N. Bongiovanni, III and each of them, proxies, with full power of substitution to appear on behalf of the undersigned and to vote all shares of Common Stock of the undersigned at the Annual Meeting of Stockholders to be held at The Union League, Broad and Sansom Streets in Philadelphia, Pennsylvania, on Friday, July 26, 2002 at 1:00 P.M. local time, and at any adjournment thereof, upon all subjects that may properly come before the Annual Meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on the reverse side of this card, hereby revoking any and all proxies heretofore given.

The proxies will vote "FOR" the election of the nominees as Director, "FOR" the amendment of the 2001 Equity Compensation Plan, "FOR" the ratification of the selection of independent accountants if the applicable boxes are not marked, and at their discretion on any other matter that may properly come before the Annual Meeting.

|X| PLEASE MARK VOTES AS IN THIS EXAMPLE
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:
1. Election of Directors.                        FOR ALL    WITHHELD FROM
                                                 nominees    ALL nominees
                                                   |_|         |_|

   Nominees: Ralph Balzano, D. Walter Cohen, Paul Castignani
|_| FOR ALL EXCEPT the nominees indicated on this line immediately below.
___________________________________
SEE REVERSE SIDE   CONTINUED AND TO BE SIGNED ON REVERSE SIDE  SEE REVERSE SIDE

                                                        FOR  AGAINST   ABSTAIN
2. To amend the Company's 2001 Equity Compensation Plan. |_|    |_|      |_|

3. To ratify the selection of PricewaterhouseCoopers LLP as independent
   accountants for 2001.                                 |_|    |_|      |_|

                                          Please sign exactly as name appears
                                          hereon and return this Proxy Card so
                                          that your shares can be represented
                                          at the Annual Meeting. If signing
                                          for a corporation or partnership or
                                          as agent, attorney or fiduciary,
                                          indicate the capacity in which you
                                          are signing.

                                          Signature___________________________
                                          Signature if held jointly___________
                                          Date:_________________________ , 2001

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE
NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND ANNUAL
REPORT OF THE MED-DESIGN CORPORATION.


 PLEASE RETURN THIS CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT
                 YOUR SHARES CAN BE REPRESENTED AT THE MEETING.